THE TAIWAN FUND, INC. (THE ‘FUND’) MONTHLY INSIGHT	DECEMBER 31, 2013

IN BRIEF

Net asset value per share	US$21.35
Market price	US$19.32
Premium/(discount)	(9.51%)
Total net assets	US$175.5m
Market cap	US$158.8m

Source: State Street Bank and Trust Company.

At December 31, 2013		US$ return
	Fund* %	TAIEX Total Return Index† %
One month	0.2	1.7
Three months	6.1	4.5
One year	19.3	12.2
Three years % pa	2.1	1.4

Returns are annualized, except for periods of less than one year.

*	Source: State Street Bank and Trust Company.
NAV performance.

†	Source: TWSE.

Past performance is not a guide to future returns.

FUND MANAGER*

Wong Kok Hoi

*	James Liu, formerly a manager of the Fund, has resigned from APS Asset Management Pte Ltd.

MANAGER’S COMMENTARY

In December the TAIEX  rose 1.7% and this brought its total year-to-date gains  to 12.2%, one of Asia’s  outperformers for 2013. Over  the month, technology and financials performed well due to foreign fund  inflows and buying support from government funds.

In the final quarter of the year, Taiwan  technology companies and their major customers were  busy preparing new  products for launch at the flagship CES convention held each  January in Las Vegas. Briefly  summarised below  are the major changes taking  place  within  the key notebook, smartphone and wearable computing ecosystems.

While  notebook sales are forecast to continue declining in 2014  due to the increasing preference for tablets,  we have seen continued innovations in touch notebook hybrids. With  Intel and Microsoft pushing the boundary further with  the lower priced ‘Bay Trail’ chip and Windows 8 operating system  for the 10-inch touch notebook, we see Taiwan  component manufacturers of detachable keyboards, hinges and touch components poised to ride this growing trend.

‘Gesture control’ – control through the recognition of hand  movements – is gearing up to become a key feature in the next generation of smartphones. Apple’s acquisition of 3D sensor  specialist  Primesense in November signalled a major  move  in this direction. We expect  this to have a positive  effect on downstream manufacturers of compact-camera modules over the coming year.

A lot of recent technology news  has swirled  around wearable computing, in particular the ‘smartwatch’. Currently, the smartwatch is still a simplified compact smartphone. As evidenced by launches from  Samsung, Sony  and Qualcomm, recent sales have been  muted due to high  price,  undifferentiated features and non-aesthetic design. While  we believe  it is too early to factor  in substantial growth from  this segment, we think  these  products have the potential to take off over the coming few years, particularly if a ‘killer-app’ feature can be developed.  This would be positive for assemblers and component manufacturers.

MONTHLY INSIGHT

INVESTMENT REVIEW

The Fund’s net asset value rose 0.2% in US dollar  terms  over the month, compared with  1.7% from  the TAIEX  Total Return Index.  This brought returns for 2013  to 19.3% versus  12.2% from  the TAIEX  Total Return Index.  Among the Fund’s best performers in December were  Advantech, PC Home Online, and Taiwan  Tea.

Advantech continued its strong run in the month on the back  of improving global  PMI (purchasing managers’ indexes)  and strong sales growth of 18.1% in November. As the leading provider of industrial PC solutions, it will benefit from  recovering global  automation demand, as well as the long-term trend  of the ‘Internet of Things’.

PC Home Online, a Chinese language e-commerce company, delivered another month of solid sales growth, up 15.3% year-on-year in November 2013, leading to strong share-price performance in December. Our  investment thesis remains intact  and we continue to like the company for its strong growth potential.

Taiwan Tea performed well in response to recent strong sales. As the company is still in the process of monetizing its sizable  rural land bank,  we like its future prospects.

On the other  side, key detractors from  the Fund’s return included Mercuries & Associates, YungShin Global  Holding and Yungtay Engineering.

Mercuries & Associates’ share  price  underperformed in December due to continuing concerns about  potential losses stemming from plans to expand the company’s Simple  Life minimart in Taiwan. This was in addition to the likelihood of limited  gains  from  bond disposals at Mercuries Life Insurance in 2014. We believe, however, that currently low valuations have factored in most  of the negatives.

Yungshin Global’s share  price  dipped slightly  in December after  having  risen 35% since July on positive  news.  This included the company’s acquisition of Chemix, a Japan-based distributor of raw pharmaceutical ingredients and injection drugs  and also the winning of a contract to manufacture AmBiL, a generic drug  used  to treat systemic fungal infection. We like the company’s growth prospects for the coming year as both  of the above  segments are starting to contribute significantly.

Shares in Yungtay Engineering retreated slightly  in December after  rising 16% over the preceding two months due to strong elevator sales in China. We continue to like the company’s fundamentals in low-cost social-housing elevators, especially given  its strong order book  growth – something we think  the market will recognize over the coming 12–18 months.

In terms of portfolio activity,  there  were  no new  buys or outright sales during the month.

Source: Martin  Currie Inc. and APS Asset  Management Pte Ltd.

For further information please go to www.thetaiwanfund.com.
Martin Currie Inc. took over management of the Fund on May 9, 2010.

FUND DETAILS

December 31, 2013
Shares outstanding	8,221,259
Exchange listed	NYSE
Listing date	1986
Investment manager	Martin Currie Inc

Source: State Street Bank and Trust Company.

PERFORMANCE	(US$ RETURNS)
(US$ returns)	NAV %	Market price %
One month	0.2	1.6
Three months	6.1	7.9
Three years % pa	2.1	1.4

Returns are annualized, except for periods of less than one year.
Source: State Street Bank and Trust Company.

Past performance is not a guide to future returns.

SECTOR ALLOCATION

	Fund %*	Benchmark %†
Electronics	36.0	48.3
Construction	11.8	2.1
Wholesale and retail	10.5	5.1
Healthcare	9.0	—
Electric and machinery	6.7	1.8
Others	4.0	3.5
Finance	3.9	14.4
Transportation	3.8	1.8
Plastics	3.6	7.3
Textiles	2.9	2.1
Tourism	2.0	0.6
Steel and iron	—	2.5
Chemicals	—	2.1
Foods	—	1.9
Automobile	—	2.1
Rubber	—	1.7
Cement	—-	1.4
Electrical appliance and cable	—	0.5
Glass and ceramics	—	0.4
Paper and pulp	—	0.4
Other assets and liabilities, net	5.8	—

*	Source: State Street Bank and Trust Company.
†	Source: TWSE.

15 LARGEST HOLDINGS*

64.5% of holdings	Sector	% of net assets
WT Microelectronics	Electronics	7.3
YungShin Global Holding	Healthcare	6.4
Taiwan Semiconductor Manufacturing	Electronics	5.3
Advantech	Electronics	5.3
PC Home Online	Electronics	4.8
Yungtay Engineering	Electric and machinery	4.6
Aurora	Electronics	4.5
Mercuries & Associates	Wholesale and retail	4.0
Taiflex Scientific	Electronics	4.0
Taiwan Tea	Wholesale and retail	3.9
Yem Chio	Plastics	3.6
Far Eastern New Century	Textiles	2.9
Goldsun Development & Construction	Construction	2.7
Test-Rite International	Wholesale and retail	2.6
Pacific Hospital Supply	Healthcare	2.6

*	Source: State Street Bank and Trust Company.

PERFORMANCE	(US$ returns at December 31, 2013)

	One month %	Three months %	Calendar year to date %	One year %	Three years % pa	Five years % pa	Ten years % pa	Since launch % pa
The Taiwan Fund, Inc.*	0.2	6.1	19.3	19.3	2.1	17.5	7.5	9.0
TAIEX Index†	1.7	4.5	9.0	9.0	(2.1)	15.6	5.2	8.5
TAIEX Total Return Index†	1.7	4.5	12.2	12.2	1.4	19.6	9.2	na
MSCI Taiwan Index†	1.4	4.3	9.8	9.8	1.0	17.9	6.7	na

Returns are annualized, except for periods of less than one year.
*
Source: State Street Bank and Trust Company. Launch date December 23, 1986. Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested.

†	Source: MSCI for the MSCI Taiwan Index and TWSE for the TAIEX Total Return Index and the TAIEX Index. For a full description of each index please see the index descriptions section.

Returns for the TAIEX Index are not total returns and reflect only changes in the share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns.

The TAIEX Total Return Index commenced January 1, 2003.

Past performance is not a guide to future returns.

MONTHLY INSIGHT

PORTFOLIO IN FULL

Sector	Company (BGB ticker)	Price NT$	Holding	Value US$	% of net assets
ELECTRONICS					36.0
WT Microelectronics	3036 TT	35.3	10,901,900	12,894,189	7.3
Taiwan Semiconductor Manufacturing	2300 TT	105.5	2,626,000	9,295,653	5.3
Advantech	2395 TT	206.5	1,335,100	9,250,529	5.3
PC Home Online	8044 TT	239.0	1,048,128	8,405,140	4.8
Aurora	2373 TT	64.0	3,669,000	7,878,806	4.5
Taiflex Scientific	8039 TT	60.0	3,452,821	6,951,172	4.0
King Slide Works	2059 TT	336.0	285,000	3,213,046	1.8
MPI	6223 TT	60.0	1,448,000	2,915,094	1.7
Lumax International	6192 TT	71.7	985,000	2,369,672	1.3

CONSTRUCTION					11.8
Goldsun Development & Construction	2504 TT	12.4	11,314,980	4,707,694	2.7
King’s Town Construction	2524 TT	29.1	4,474,764	4,361,632	2.5
Acter	5536 TT	120.5	941,179	3,805,327	2.2
Taiwan Land Development	2841 TT	11.0	8,681,129	3,189,503	1.8
Hung Poo Real Estate Development	2536 TT	30.1	2,465,873	2,490,405	1.4
Good Friend International Holdings	912398 TT	9.1	6,990,000	2,127,243	1.2

WHOLESALE AND RETAIL					10.5
Mercuries & Associates	2905 TT	21.1	9,912,429	7,017,708	4.0
Taiwan Tea	2913 TT	25.0	8,231,000	6,904,391	3.9
Test-Rite International	2908 TT	22.2	6,075,260	4,525,333	2.6

HEALTHCARE					9.0
YungShin Global Holding	3705 TT	54.7	6,146,000	11,280,091	6.4
Pacific Hospital Supply	4126 TT	99.2	1,345,456	4,478,308	2.6

ELECTRIC AND MACHINERY					6.7
Yungtay Engineering	1507 TT	85.5	2,825,000	8,104,333	4.6
Sinmag Equipment	1580TT	157.5	430,000	2,272,384	1.3
Tatung	2371 TT	8.3	4,770,897	1,323,849	0.8

OTHER					4.0
Ruentex Development	9945 TT	57.8	1,734,314	3,363,476	1.9
Taiwan Secom	9917 TT	74.8	728,000	1,827,114	1.1
Taiwan Sogo Shinkong Security	9925 TT	38.2	1,378,000	1,766,222	1.0

Sector	Company (BGB ticker)	Price NT$	Holding	Value US$	% of net assets
FINANCE					3.9
Yuanta Financial Holding	2885 TT	17.8	6,321,000	3,775,187	2.1
Union Bank of Taiwan	2838 TT	11.0	8,523,207	3,131,482	1.8

TRANSPORTATION					3.8
First Steamship	2601 TT	20.0	6,677,714	4,469,958	2.5
Taiwan High Speed Rail	2633 TT	5.4	12,597,600	2,299,426	1.3

PLASTICS					3.6
Yem Chio	4306 TT	22.3	8,396,106	6,268,169	3.6

TEXTILES					2.9
Far Eastern New Century	1402 TT	34.4	4,430,207	5,113,464	2.9

TOURISM					2.0
Wowprime	2727TT	495.0	215,000	3,570,889	2.0

OTHER ASSETS AND LIABILITIES, NET				10,163,619	5.8

MONTHLY INSIGHT

THE TAIWAN FUND, INC. PREMIUM/DISCOUNT

Source: State Street Bank and Trust Company as of December 31, 2013.

INDEX  DESCRIPTIONS

TAIEX  Index

The TWSE, or TAIEX  Index is a capitalization-weighted index  of all listed common shares  traded on the Taiwan  Stock  Exchange. The Index was based  in 1966  and does  not include re-invested dividends.

TAIEX  Total Return Index

The TAIEX  Total Return Index is a capitalization-weighted index  of all listed common shares  traded on the Taiwan  Stock  Exchange, based  in 1966, which includes re-invested dividends.

MSCI  Taiwan  Index

The MSCI  Total Return Taiwan  Index is a free-float adjusted market capitalization index.  The Index represents Taiwanese companies that are available  to investors worldwide. The Index has a base date  of December 31, 1987. As of December 31, 2013, it contained 107 constituents.

OBJECTIVE

The Fund  was launched on December 23, 1986  to allow US and other  investors to access  and participate in the growth of the economy and the stock  market in Taiwan, the Republic of China. The Fund’s investment objective is to seek long-term capital  appreciation primarily through investments in equity  securities listed in Taiwan. The Fund  is a diversified, closed-end management investment company listed on the New York  Stock  Exchange(NYSE)  under the symbol ‘TWN’.

Taiwan, with  its global  market leadership in high  technology goods and its significant investments throughout mainland China and Southeast Asian  economies, is now  an integral economic player  in the Asia Pacific  Region as well as around the world. Investing in Taiwan  not only allows  investors to capitalize on Taiwan’s dynamic economy, but also allows  investors to reap  the growth and investment potential of the mainland China and other  emerging economies of the region.

CONTACTS

The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
PO Box 5049
Boston, MA 02111
Tel: (1) 877-864-5056

www.thetaiwanfund.com

IMPORTANT INFORMATION

This document is issued  and approved by Martin  Currie Inc. (‘MC  Inc.’),  as investment adviser  of The Taiwan  Fund,  Inc. (the ‘Fund’). MC  Inc. is authorised and regulated by the Financial  Conduct Authority (‘FCA’) and incorporated under limited  liability in New York, USA.  Registered in Scotland (No BR2575), registered address Saltire  Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein  is believed to be reliable  but has not been  verified  by MC  Inc. MC  Inc. makes  no representation or warranty and does  not accept any responsibility in relation to such  information or for opinion or conclusion which the reader may draw  from  this newsletter.

The Fund  is classified as a diversified investment company under the US Investment Company Act of 1940  as amended. It meets  the criteria  of a closed ended US fund  and its shares  are listed on the New York  Stock  Exchange. MC  Inc. has been  appointed investment adviser  to the Fund.

Investors are advised  that they will not generally benefit from  the rules and regulations of the United Kingdom Financial  Services  and Markets Act 2000  and the FCA  for the protection of investors, nor benefit from  the United Kingdom Financial  Services  Compensation Scheme, nor have access  to the Financial  Services  Ombudsman in the event  of a dispute. Investors will also have no rights  of cancellation under the FCA’s  Conduct of Business Sourcebook of the United Kingdom.

This newsletter does  not constitute an offer  of shares.  MC  Inc., its ultimate and intermediate holding companies, subsidiaries, affiliates, clients,  directors or staff may,  at any time,  have a position in the market referred to herein, and may buy or sell securities, currencies, or any other  financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There  is no assurance that any securities discussed herein  will remain in an account’s portfolio at the time you receive  this report or that securities sold have not been  repurchased.

It should not be assumed that any of the securities transactions or holdings discussed here  were  or will prove  to be profitable, or that the investment recommendations or decisions we make  in the future will be profitable or will equal  the investment performance of the securities discussed herein.

Investing in the Fund  involves  certain  considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from  them, may go down as well as up and there  can be no assurance that upon sale, or otherwise, investors will receive  back  the amount originally invested. There  can be no assurance that you will receive  comparable performance returns, or that investments will reflect  the performance of the stock  examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide  to future returns. Accordingly, the Fund  is only suitable for investment by investors who  are able and willing  to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

–
It should be noted that investment in the Fund  is only suitable for sophisticated investors who  are aware  of the risk of investing in Taiwan and should be regarded as long  term. Funds  which invest in one country carry a higher degree of risk than  those  with portfolios diversified across  a number of markets.

–
Investment in the securities of smaller  and unquoted companies can involve  greater risk than  is customarily associated with investment in larger,  more established, companies. In particular, smaller  companies often  have limited  product lines, markets or financial resources and their management may be dependent on a smaller  number of key individuals. In addition, the market for stock  in smaller  companies is often  less liquid  than  that for stock  in larger  companies, bringing with it potential difficulties in acquiring, valuing  and disposing of such  stock.  Proper information for determining their value,  or the risks to which they are exposed, may not be available.

–
Investments within  emerging markets such  as Taiwan  can be of higher risk. Many  emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid  rates of inflation, high  interest rates,  currency depreciation and fluctuations and changes in taxation which may affect  the Fund’s income and the value of its investments.

–
The marketability of quoted shares  may be limited  due to foreign investment restrictions, wide  dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock  exchanges and a narrow range  of investors. Trading volume may be lower  than on more  developed stockmarkets, and equities are less liquid.  Volatility  of prices  can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be undeveloped. Under certain  circumstances, there  may be delays in settling  transactions in some  of the markets.

Martin Currie Inc. registered in Scotland (no BR2575)

Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES
Tel: 44 (0) 131 229 5252 Fax: 44 (0) 131 228 5959 www.martincurrie.com

North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY
10019, USA Tel: (1) 212 258 1900 Fax: (1) 212 258 1919

Authorised and regulated by the Financial Conduct Authority and incorporated with limited liability in New York, USA. Registered with the SEC as an investment adviser.

Please note: calls to the above numbers may be recorded.